United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                        Date of Report: June 29, 2009


                    PROVIDENCE AND WORCESTER RAILROAD COMPANY
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              (Exact name of registrant as specified in its charter

  Rhode Island                      0-16704                  05-0344399
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 (State of incorporation         (Commission                (IRS Employer Iden-
  or organization)                File Number)                tification No.)

  75 Hammond Street, Worcester, Massachusetts                             01610
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  (address of principal executive offices)                           (Zip Code)

  Registrant's telephone number:  508-755-4000
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 2.03 Creation of a Direct  Financial  Obligation or an Obligation  under an
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          Off-Balance Sheet Arrangement of a Registrant
          ---------------------------------------------



On June 25, 2009, Providence and Worcester Railroad Company consummated with Commerce Bank & Trust Company a $5 Million unsecured line of credit facility (the "Loan Facility") pursuant to a Promissory Note and a Business Loan Agreement. The Loan Facility matures on June 25, 2011. No amounts are outstanding under the Loan Facility as of this date. The Loan Facility replaces another credit facility in the same amount which matured on May 31, 2009.



                                    Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                    Providence and Worcester
                                      Railroad Company

                                    By: /s/ Marie A. Angelini
                                        ---------------------
                                    Marie A. Angelini, Secretary
                                    and General Counsel


Date: June 29, 2009
                                       2